MUNIYIELD
                                                                NEW YORK
                                                                INSURED
                                                                FUND, INC.

                               [GRAPHIC OMITTED]

                                                       STRATEGIC
                                                                Performance

                                                                Annual Report
                                                                October 31, 1998

                     MuniYield New York Insured Fund, Inc.

TO OUR SHAREHOLDERS

For the year ended October 31, 1998, the Common Stock of MuniYield New York Insured Fund, Inc. earned $0.947 per share income dividends, which included earned and unpaid dividends of $0.081. This represents a net annualized yield of 5.82%, based on a month-end net asset value of $16.26 per share. Over the same period, the total investment return on the Fund's Common Stock was +9.53%, based on a change in per share net asset value from $15.89 to $16.26, and assuming reinvestment of $0.945 per share income dividends and $0.141 per share capital gains distributions.

For the six months ended October 31, 1998, the total investment return on the Fund's Common Stock was +7.01%, based on a change in per share net asset value from $15.62 to $16.26, and assuming reinvestment of $0.441 per share income dividends.

For the six-month period ended October 31, 1998, the Fund's Auction Market Preferred Stock had an average yield of 4.04% for Series A and 3.85% for Series B.

The Municipal Market Environment

During the six months ended October 31, 1998, long-term bond yields declined significantly. The near absence of any inflationary pressures in the United States continued to support historic low interest rates. Additionally, foreign economic factors have continued to outweigh US domestic fundamentals, as they have for much of 1998. The economic crisis that began in Asia over a year ago has spread both to Russia and South America. However, economic factors in these countries have begun to negatively impact US growth. For example, employment in the US manufacturing sector declined in recent months as a result of reduced demand for export goods. Concern that the modest decline in US economic growth seen thus far would spread and intensify led the Federal Reserve Board to lower short-term interest rates in late September, in mid-October and in mid-November. These actions were taken to offset the drag of foreign economies on future US growth.

US Treasury bond yields continued to benefit from a strong "flight to quality" as foreign investors were drawn to the relative safe haven of US Government securities. Additionally, the sharp equity market correction, which began at the end of August, triggered a further flight into US Treasury securities. Long-term US Treasury bond yields fell over 90 basis points (0.90%) to approximately 5% by the end of September. This is the lowest level since the US Treasury reintroduced 30-year maturity bond auctions in 1977.

By early October, worldwide investor confidence began to rise, reducing the demand for the safety and liquidity of US Treasury securities. Investor confidence was restored by the belief that major world governments, as well as the International Monetary Fund, would take the necessary action to support weak domestic economies in Asia and Latin America. Additionally, rapid recovery in US and world equity markets caused some investors to reallocate funds from US debt instruments back to various world equity markets. US Treasury securities yields rose for the remainder of the month to end October at 5.15%. During the six-month period ended October 31, 1998, long-term Treasury security yields declined approximately 80 basis points.

During the past 12 months, the tax-exempt bond market has contended with significant new-issue supply pressures. Over the past year, more than $277 billion in new long-term tax-exempt bonds were under written, an increase of almost 30% compared to the same period a year ago. During the most recent six-month period, approximately $140 billion in new long-term municipal bonds were underwritten, representing an increase of more than 15% over the same six-month period last year. This increased supply, coupled with the high returns the US equity market generated for much of 1998, was one of the major reasons municipal bond yields declined less than their taxable counterparts during the period.

The continued increase in new bond issuance has required ever-lower tax-exempt bond yields to generate

MuniYield New York Insured Fund, Inc.                           October 31, 1998

the economic savings necessary for additional municipal bond financings. Consequently, the pace of new bond issuance has slowed in recent months. In fact, the trend may be reversing. During the three months ended October 31, 1998, just over $60 billion in new long-term municipal bonds were underwritten, a decline of 4% compared to the same quarter a year ago. During the month of October, there were less than $20 billion in new municipal bond securities issued, a decline of over 10% compared to October 1997. We will monitor this trend closely in the coming months to determine if the supply pressures exerted thus far in 1998 are abating and fostering a more balanced supply/demand environment.

Throughout the six-month period ended October 31, 1998, municipal bond yields followed a pattern that was similar to US Treasury securities, although the yield declines were more muted. As measured by the unmanaged Bond Buyer Revenue Bond Index, long-term, uninsured tax-exempt revenue bond yields declined over 40 basis points to 5.09% by the end of September, their lowest level since the early 1970s. Municipal bond yields rose during October to end the period at 5.24%. Over the past six months, long-term tax-exempt bond yields declined almost 30 basis points.

Although municipal bond yields declined during the six-month period, recent supply pressures and the absence of the safe haven status enjoyed by US securities caused municipal bond yields to rise relative to US Treasury bond yields. At October 31, 1998, long-term tax-exempt bond yield spreads were attractive relative to US Treasury securities of comparable maturities (over 100%), well in excess of their historic range of 85%-88%. Tax-exempt bond yield ratios have rarely exceeded 90% in the 1980s and 1990s. Historically, yield spreads have been wider than these levels when there have been potential changes in Federal tax codes that would have adversely affected the tax-favored status of municipal bonds.

Currently, municipal bond investors find themselves in a unique investment environment. Previous opportunities to purchase tax-exempt bonds with yields exceeding that of comparable US Treasury issues have been limited to relatively brief episodes and then further limited to a few municipal credits undergoing specific financial pressures. At present, almost the entire municipal bond universe, across nearly all maturity and credit sectors, can be purchased at yields greater than their taxable counterparts. However, the current opportunity may quickly disappear should tax-exempt bond supply pressures diminish or the safe-haven status of US Treasury securities become less desirable. Under these conditions, municipal bond ratios should quickly revert to more normal historic percentages, certainly well below their presently attractive levels.

Portfolio Strategy

In general, we have continuously managed MuniYield New York Insured Fund, Inc. with a focus on seeking to enhance current income. As a result of this strategy, during the six months ended October 31, 1998 the Fund had an above-industry average yield, largely because it is one of the more mature leveraged portfolios.

Recently, we have made an effort to balance the Fund's high-coupon structure by adding performance-based positions that are more sensitive to interest rate moves. We believe these additions offer greater total return potential if the general level of interest rates resumes its decline later this year. The Fund's portfolio includes a significant position in securities with call features that may be exercised within the next three years-four years.

We have begun extending the portfolio's call protection in order to seek to secure the Fund's income stream. A growing Federal budget surplus, a corresponding reduction of Treasury bond issuance and a historically low level of inflation led us to believe that interest rates will continue to trend lower. Also, as the New York municipal calendar of new issuance subsides, the technical position of the municipal market is likely to improve, possibly leading to significant price appreciation. New York municipal bonds are currently at historically attractive yield spreads relative to their taxable counterparts. Therefore, we believe a more aggressive portfolio strategy is warranted. However, we will not lower the credit quality of our investments. With the inordinately tight credit quality spreads, we are underutilizing the Fund's non-enhanced capacity, with more than 90% of the Fund's net assets insured and rated AAA by at least one of the major rating agencies as of October 31, 1998.

MuniYield New York Insured Fund, Inc.                           October 31, 1998

In Conclusion

We appreciate your ongoing interest in MuniYield New York Insured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,

/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Walter C. O'Connor

Walter C. O'Connor
Vice President and Portfolio Manager

December 2, 1998

PROXY RESULTS

During the six-month period ended October 31, 1998, MuniYield New York Insured Fund, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 24, 1998. The description of each proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                                     Shares Voted       Shares Withheld
                                                                                          For             From Voting
-----------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:        James H. Bodurtha                    11,354,805           325,266
                                                  Herbert I. London                    11,328,780           351,291
                                                  Robert R. Martin                     11,351,259           328,812
                                                  Arthur Zeikel                        11,353,016           327,055

-----------------------------------------------------------------------------------------------------------------------
                                                                               Shares Voted  Shares Voted  Shares Voted
                                                                                    For         Against       Abstain
-----------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                             11,459,947      99,050       121,074
-----------------------------------------------------------------------------------------------------------------------

During the six-month period ended October 31, 1998, MuniYield New York Insured Fund, Inc. Preferred Stock share holders (Series A and B) voted on the following proposals. The proposals were approved at a shareholders' meeting on September 24, 1998. The description of each proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                                     Shares Voted       Shares Withheld
                                                                                          For             From Voting
-----------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:
     Series A:
       James H. Bodurtha                                                                 1,650                 8
       Herbert I. London, Robert R. Martin, Joseph L. May, Andre F. Perold
       and Arthur Zeikel                                                                 1,652                 6
     Series B:
       James H. Bodurtha, Herbert I. London, Robert R. Martin, Joseph L. May,
       Andre F. Perold and Arthur Zeikel                                                 1,592                 0

-----------------------------------------------------------------------------------------------------------------------
                                                                               Shares Voted  Shares Voted  Shares Voted
                                                                                    For         Against       Abstain
-----------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent auditors for the current fiscal year:
                                            Series A                               1,646           11            0
                                            Series B                               1,591            1            0
-----------------------------------------------------------------------------------------------------------------------

MuniYield New York Insured Fund, Inc.                           October 31, 1998

THE BENEFITS AND RISKS OF LEVERAGING

MuniYield New York Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the benefici aries of the incremental yield. However, if short-term interest rates rise, narrowing the differ ential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, interest rates on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its share holders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.

MuniYield New York Insured Fund, Inc.                           October 31, 1998

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P      Moody's   Face                                                                                                    Value
Ratings  Ratings  Amount                                       Issue                                                     (Note 1a)
----------------------------------------------------------------------------------------------------------------------------------
New York--99.6%
----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa     $ 6,095   Albany County, New York, Airport Authority, Airport Revenue Bonds, RITR, AMT,
                           Series RI-97-7, 8.17% due 12/15/2023 (d)(e)                                                    $  7,199
==================================================================================================================================
AAA      Aaa       8,200   Buffalo, New York and Fort Erie, Ontario, Canada, Public Bridge Authority, Toll Bridge
                           System Revenue Bonds, 5.75% due 1/01/2025 (b)                                                     8,805
==================================================================================================================================
                           Long Island, New York, Power Authority, Electric System Revenue Refunding Bonds,
                           Series A:
AAA      Aaa      10,000     5.25% due 12/01/2026 (a)                                                                       10,235
A-       Baa1      4,400     5.50% due 12/01/2029                                                                            4,544
==================================================================================================================================
AAA      Aaa       2,500   Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds,
                           Series C-1, 5.375% due 7/01/2027 (f)                                                              2,591
==================================================================================================================================
AAA      Aaa      11,000   Metropolitan Transportation Authority, New York, Transportation Facilities Revenue Bonds,
                           Series J, 6.50% due 7/01/2002 (f)(g)                                                             12,243
==================================================================================================================================
AAA      Aaa       3,000   Nassau County, New York, IDA, Civic Facility Revenue Refunding Bonds (Hofstra University
                           Project), 5% due 7/01/2023 (b)                                                                    2,966
==================================================================================================================================
A1+      VMIG1+    2,325   New York City, New York, Cultural Resources Trust, Revenue Bonds (Carnegie Hall), VRDN,
                           2.70% due 12/01/2015 (c)                                                                          2,325
==================================================================================================================================
A1+      VMIG1+    2,500   New York City, New York, GO, VRDN, UT, Series B, Sub-Series B-6, 3.70% due 8/15/2005 (b)(c)       2,500
==================================================================================================================================
                           New York City, New York, Municipal Water Finance Authority, Water and Sewer
                           System Revenue Bonds:
AAA      Aaa       1,000     Refunding, Fiscal 1997-Series A, 5.375% due 6/15/2026 (e)                                       1,031
AAA      Aaa      10,000     Series A, 4.75% due 6/15/2031 (f)                                                               9,522
AAA      Aaa      22,500     Series B, 5.75% due 6/15/2026 (b)                                                              24,189
AAA      Aaa       5,000     Series B, 5.50% due 6/15/2027 (b)                                                               5,279
==================================================================================================================================
AAA      Aaa       5,000   New York City, New York, Transitional Finance Authority Revenue Bonds (Future Tax
                           Secured), Series A, 5% due 8/15/2027 (b)                                                          4,932
==================================================================================================================================
AAA      Aaa      10,000   New York, New York, RITR, Series 33, 6.94% due 8/01/2027 (b)(d)                                  10,700
==================================================================================================================================
                           New York, New York, Refunding, GO, UT:
A-       A3        3,870     Series B, 6.375% due 8/15/2012                                                                  4,321
AAA      Aaa       5,000     Series G, 5% due 8/01/2006 (b)                                                                  5,292
==================================================================================================================================

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield New York Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.


AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
DATES    Daily Adjustable Tax-Exempt Securities
GO       General Obligation Bonds
IDA      Industrial Development Authority
PCR      Pollution Control Revenue Bonds
RITR     Residual Interest Trust Receipts
UT       Unlimited Tax
VRDN     Variable Rate Demand Notes

MuniYield New York Insured Fund, Inc.                           October 31, 1998

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P      Moody's   Face                                                                                                    Value
Ratings  Ratings  Amount                                       Issue                                                     (Note 1a)
----------------------------------------------------------------------------------------------------------------------------------
New York (continued)
----------------------------------------------------------------------------------------------------------------------------------
                           New York State Dormitory Authority Revenue Bonds:
AAA      Aaa     $ 4,400     (City University System), Series C, 7.50% due 7/01/2010 (f)                                  $  5,639
AAA      Aaa       2,365     (City University System), Third Resolution, Series 1, 6.25% due 7/01/2004 (a)(g)                2,684
AAA      Aaa       4,000     (City University System), Third Resolution, Series 1, 6.25% due 7/01/2004 (a)(g)                4,540
A1+      VMIG1+    1,200     (Cornell University), VRDN, Series B, 3.70% due 7/01/2025 (c)                                   1,200
AAA      Aaa       2,000     (Ithaca College), 5.25% due 7/01/2026 (a)                                                       2,044
AAA      Aaa       2,000     (New School Social Research), 5.75% due 7/01/2026 (b)                                           2,177
AAA      Aaa       4,980     Refunding (City University System), Series C, 7% due 7/01/2014 (f)                              5,327
AAA      Aaa       3,500     Refunding (City University System), Third Generation Resources, Series 2,
                             5% due 7/01/2023 (a)                                                                            3,461
AAA      Aaa       4,250     Refunding (Hospital Mortgage--United Health Services Hospitals), 5.375%
                             due 8/01/2027 (a)                                                                               4,367
AAA      Aaa       3,100     Refunding (Montefiore Medical Center), 5.25% due 2/01/2015 (a)                                  3,194
AAA      Aaa      10,000     Refunding (North Shore University Hospital), 5.25% due 11/01/2019 (b)                          10,242
AAA      Aaa       6,000     Refunding (Siena College), 5.75% due 7/01/2026 (b)                                              6,530
AAA      Aaa       5,850     Refunding (St. Joseph's Hospital Health Center), 5.25% due 7/01/2018 (b)                        5,960
==================================================================================================================================
AAA      Aaa      10,250   New York State Energy Research and Development Authority, Gas Facilities Revenue Bonds
                           (Brooklyn Union Gas Company), AMT, Series B, 6.75% due 2/01/2024 (b)                             11,263
==================================================================================================================================
                           New York State Energy Research and Development Authority, PCR (Niagara Mohawk
                           Power Corp. Project), Series A (c):
A1+      NR*       4,300     DATES, 3.70% due 7/01/2015                                                                      4,300
A1+      NR*       3,700     VRDN, 3.75% due 12/01/2023                                                                      3,700
==================================================================================================================================
AAA      Aaa       2,975   New York State Environmental Facilities Corporation, Special Obligation Revenue Refunding
                           Bonds (Riverbank State Park), 5.50% due 4/01/2016 (a)                                             3,162
==================================================================================================================================
A        A2        7,715   New York State, GO, Series B, 5% due 3/01/2015                                                    7,801
==================================================================================================================================
                           New York State Medical Care Facilities, Finance Agency Revenue Bonds:
AAA      Aaa       2,790     (Health Center Project--Second Mortgage), Series A, 6.375% due 11/15/2019 (a)                   3,200
AAA      Aaa       1,000     (Long-Term Health Care Insured Program), Series D, 6.50% due 11/01/2015 (e)                     1,105
AAA      Aaa       1,865     (Long-Term Health Care), Series B, 6.45% due 11/01/2014 (e)                                     2,042
AAA      Aaa       8,335     (Mental Health Services Facilities), Series A, 6.375% due 8/15/2017 (f)                         9,099
AAA      Aaa       1,000     (New York Hospital Mortgage), Series A, 6.75% due 2/15/2005 (a)(g)(h)                           1,168
AAA      Aaa       7,250     (New York Hospital Mortgage), Series A, 6.80% due 2/15/2005 (a)(g)(h)                           8,485
AAA      Aaa      10,000     Refunding (Hospital and Nursing Home), Series C, 6.375% due 8/15/2029 (b)                      10,981
==================================================================================================================================
NR*      Aaa       7,900   New York State Mortgage Agency Revenue Bonds, RITR, AMT, Series 24,
                           7.72% due 10/01/2028 (d)                                                                          8,837
==================================================================================================================================
                           New York State Thruway Authority, Highway and Bridge Trust Fund, Series B (f)(g):
AAA      Aaa       8,000     6.25% due 4/01/2004                                                                             9,044
AAA      Aaa       3,000     UT, 6% due 4/01/2004                                                                            3,355
==================================================================================================================================
AAA      VMIG1+    2,500   New York State Thruway Authority Revenue Bonds, VRDN, 3.70% due 1/01/2024 (c)(f)                  2,500
==================================================================================================================================
                           Port Authority of New York and New Jersey, Consolidated Revenue Bonds (f):
AAA      Aaa       5,000     116th Series, 4.25% due 10/01/2026                                                              4,453
AAA      Aaa       2,180     AMT, 97th Series, 6.50% due 7/15/2019                                                           2,443
==================================================================================================================================
AAA      Aaa       5,700   Syracuse, New York, COP (Syracuse Hancock International Airport), AMT,
                           6.50% due 1/01/2017 (f)                                                                           6,195
==================================================================================================================================

MuniYield New York Insured Fund, Inc.                           October 31, 1998

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P      Moody's   Face                                                                                                    Value
Ratings  Ratings  Amount                                       Issue                                                     (Note 1a)
----------------------------------------------------------------------------------------------------------------------------------
New York (concluded)
----------------------------------------------------------------------------------------------------------------------------------
A1+      VMIG1+   $  500   Syracuse, New York, IDA, Civic Facility Revenue Bonds,
                           Multi-Modal (Syracuse University Project), VRDN, 3.70% due 3/01/2023 (c)                       $    500
==================================================================================================================================
AAA      Aaa       4,000   Triborough Bridge and Tunnel Authority, New York, Special Obligation Revenue Refunding
                           Bonds, Series A, 4.75% due 1/01/2024 (b)                                                          3,841
==================================================================================================================================
Total Investments (Cost--$267,022)--99.6%                                                                                  283,513

Other Assets Less Liabilities--0.4%                                                                                          1,069
                                                                                                                          --------
Net Assets--100.0%                                                                                                        $284,582
                                                                                                                          ========
==================================================================================================================================

(a)   AMBAC Insured.
(b)   MBIA Insured.
(c) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1998.
(d) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1998.
(e)   FSA Insured.
(f)   FGIC Insured.
(g)   Prerefunded.
(h)   FHA Insured.
+     Highest short-term rating by Moody's Investors Service, Inc.
*     Not Rated.

Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

QUALITY PROFILE

The quality ratings of securities in the Fund as of October 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa.............................................................      87.8%
A/A.................................................................       5.8
Other*..............................................................       6.0
--------------------------------------------------------------------------------
*     Temporary investments in short-term municipal securities.

MuniYield New York Insured Fund, Inc.                           October 31, 1998

FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1998

======================================================================================================================
Assets:         Investments, at value (identified cost--$267,022,066) (Note 1a) ........                  $283,512,835
                Cash ...................................................................                        86,175
                Receivables:
                  Interest .............................................................   $  4,236,184
                  Securities sold ......................................................        521,970      4,758,154
                                                                                           ------------

                Prepaid expenses and other assets ......................................                        14,053
                                                                                                          ------------
                Total assets ...........................................................                   288,371,217
                                                                                                          ------------
======================================================================================================================
Liabilities:    Payables:
                  Securities purchased .................................................      3,519,444
                  Investment adviser (Note 2) ..........................................        125,435
                  Dividends to shareholders (Note 1e) ..................................         50,734      3,695,613
                                                                                           ------------
                Accrued expenses and other liabilities .................................                        93,154
                                                                                                          ------------
                Total liabilities ......................................................                     3,788,767
                                                                                                          ------------
======================================================================================================================
Net Assets:     Net assets .............................................................                  $284,582,450
                                                                                                          ============
======================================================================================================================
Capital:        Capital Stock (200,000,000 shares authorized) (Note 4):
                  Preferred Stock, par value $.05 per share (3,400 shares of AMPS*
                  issued and outstanding at $25,000 per share liquidation preference) ..                  $ 85,000,000
                  Common Stock, par value $.10 per share (12,274,294 shares issued
                  and outstanding) .....................................................   $  1,227,429
                Paid-in capital in excess of par .......................................    171,600,056
                Undistributed investment income--net ...................................      3,010,351
                Undistributed realized capital gains on investments--net ...............      7,253,845
                Unrealized appreciation on investments--net ............................     16,490,769
                                                                                           ------------
                Total--Equivalent to $16.26 net asset value per share of Common Stock
                (market price--$16.3125) ...............................................                   199,582,450
                                                                                                          ------------
                Total capital ..........................................................                  $284,582,450
                                                                                                          ============
======================================================================================================================

            * Auction Market Preferred Stock.

            See Notes to Financial Statements.

MuniYield New York Insured Fund, Inc.                           October 31, 1998

Statement of Operations

                                                                                             For the Year Ended
                                                                                               October 31, 1998
===============================================================================================================
Investment Income     Interest and amortization of premium and discount earned ..                  $ 15,635,016
(Note 1d):
===============================================================================================================
Expenses:             Investment advisory fees (Note 2) .........................   $  1,399,829
                      Commission fees (Note 4) ..................................        215,237
                      Professional fees .........................................         73,296
                      Accounting services (Note 2) ..............................         54,413
                      Transfer agent fees .......................................         31,764
                      Listing fees ..............................................         24,441
                      Directors' fees and expenses ..............................         23,033
                      Custodian fees ............................................         21,413
                      Printing and shareholder reports ..........................         20,946
                      Pricing fees ..............................................          8,042
                      Other .....................................................         25,943
                                                                                    ------------
                      Total expenses ............................................                     1,898,357
                                                                                                   ------------
                      Investment income--net ....................................                    13,736,659
                                                                                                   ------------
===============================================================================================================
Realized &            Realized gain on investments--net .........................                     9,533,983
Unrealized Gain       Change in unrealized appreciation on investments--net .....                    (2,168,441)
(Loss) on                                                                                          ------------
Investments--Net      Net Increase in Net Assets Resulting from Operations ......                  $ 21,102,201
(Notes 1b, 1d & 3):                                                                                ============
===============================================================================================================

            See Notes to Financial Statements.

MuniYield New York Insured Fund, Inc.                           October 31, 1998

Statements of Changes in Net Assets

                                                                                                For the Year Ended October 31,
                                                                                                ------------------------------
Increase (Decrease) in Net Assets:                                                                   1998             1997
==============================================================================================================================
Operations:          Investment income--net .................................................   $  13,736,659    $  13,937,912
                     Realized gain on investments--net ......................................       9,533,983        4,164,812
                     Change in unrealized appreciation on investments--net ..................      (2,168,441)       1,553,036
                                                                                                -------------    -------------
                     Net increase in net assets resulting from operations ...................      21,102,201       19,655,760
                                                                                                -------------    -------------
==============================================================================================================================
Dividends &          Investment income--net:
Distributions to       Common Stock .........................................................     (10,960,993)     (10,993,544)
Shareholders           Preferred Stock ......................................................      (2,353,599)      (2,826,998)
(Note 1e):           Realized gain on investments--net:
                       Common Stock .........................................................      (2,282,779)        (799,349)
                       Preferred Stock ......................................................        (986,221)        (198,679)
                                                                                                -------------    -------------
                     Net decrease in net assets resulting from dividends and distributions
                     to shareholders ........................................................     (16,583,592)     (14,818,570)
                                                                                                -------------    -------------
==============================================================================================================================
Capital Stock        Value of shares issued to Common Stock shareholders in reinvestment
Transactions         of dividends and distributions .........................................       2,957,094          658,515
(Note 4):                                                                                       -------------    -------------
==============================================================================================================================
Net Assets:          Total increase in net assets ...........................................       7,475,703        5,495,705
                     Beginning of year ......................................................     277,106,747      271,611,042
                                                                                                -------------    -------------
                     End of year* ...........................................................   $ 284,582,450    $ 277,106,747
                                                                                                =============    =============
==============================================================================================================================
                    *Undistributed investment income--net (Note 1f) .........................   $   3,010,351    $   2,576,708
                                                                                                =============    =============
==============================================================================================================================

            See Notes to Financial Statements.

MuniYield New York Insured Fund, Inc.                           October 31, 1998

FINANCIAL INFORMATION (concluded)

Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.                                  For the Year Ended October 31,
                                                                           ------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                      1998        1997        1996       1995       1994
=================================================================================================================================
Per Share            Net asset value, beginning of year .................. $  15.89    $  15.49    $  15.64   $  14.17   $  16.85
Operating                                                                  --------    --------    --------   --------   --------
Performance:         Investment income--net ..............................     1.12        1.15        1.15       1.19       1.20
                     Realized and unrealized gain (loss) on
                     investments--net ....................................      .61         .48        (.03)      1.58      (2.67)
                                                                           --------    --------    --------   --------   --------
                     Total from investment operations ....................     1.73        1.63        1.12       2.77      (1.47)
                                                                           --------    --------    --------   --------   --------
                     Less dividends and distributions to Common Stock
                     shareholders:
                       Investment income--net ............................     (.90)       (.91)       (.91)      (.92)      (.97)
                       Realized gain on investments--net .................     (.19)       (.07)         --       (.10)      (.05)
                       In excess of realized gain on investments--net ....       --          --        (.10)        --         --
                                                                           --------    --------    --------   --------   --------
                     Total dividends and distributions to
                       Common Stock shareholders .........................    (1.09)       (.98)      (1.01)     (1.02)     (1.02)
                                                                           --------    --------    --------   --------   --------
                     Effect of Preferred Stock activity:
                       Dividends and distributions to Preferred
                       Stock shareholders:
                         Investment income--net ..........................     (.19)       (.23)       (.23)      (.26)      (.18)
                         Realized gain on investments--net ...............     (.08)       (.02)         --       (.02)      (.01)
                         In excess of realized gain on investments--net ..       --          --        (.03)        --         --
                                                                           --------    --------    --------   --------   --------
                     Total effect of Preferred Stock activity ............     (.27)       (.25)       (.26)      (.28)      (.19)
                                                                           --------    --------    --------   --------   --------
                     Net asset value, end of year ........................ $  16.26    $  15.89    $  15.49   $  15.64   $  14.17
                                                                           ========    ========    ========   ========   ========
                     Market price per share, end of year ................. $16.3125    $ 15.875    $ 14.875   $ 14.375   $  12.25
                                                                           ========    ========    ========   ========   ========
=================================================================================================================================
Total Investment     Based on market price per share .....................     9.99%      13.79%      10.79%     26.40%    (20.49%)
Return:*                                                                   ========    ========    ========   ========   ========
                     Based on net asset value per share ..................     9.53%       9.37%       6.04%     18.89%     (9.94%)
                                                                           ========    ========    ========   ========   ========
=================================================================================================================================
Ratios to Average    Expenses ............................................      .68%        .70%        .70%       .71%       .70%
Net Assets:**                                                              ========    ========    ========   ========   ========
                     Investment income--net ..............................     4.91%       5.09%       5.11%      5.42%      5.28%
                                                                           ========    ========    ========   ========   ========
=================================================================================================================================
Supplemental         Net assets, net of Preferred Stock, end of year
Data:                (in thousands) ...................................... $199,582    $192,107    $186,611   $188,354   $170,670
                                                                           ========    ========    ========   ========   ========
                     Preferred Stock outstanding, end of year
                     (in thousands) ...................................... $ 85,000    $ 85,000    $ 85,000   $ 85,000   $ 85,000
                                                                           ========    ========    ========   ========   ========
                     Portfolio turnover ..................................    89.76%      81.73%      80.59%     88.17%     41.26%
                                                                           ========    ========    ========   ========   ========
=================================================================================================================================
Leverage:            Asset coverage per $1,000 ........................... $  3,348    $  3,260    $  3,195   $  3,216   $  3,008
                                                                           ========    ========    ========   ========   ========
=================================================================================================================================
Dividends Per Share  Series A--Investment income--net .................... $    695    $    826    $    819   $    935   $    673
On Preferred Stock                                                         ========    ========    ========   ========   ========
Outstanding:+        Series B--Investment income--net .................... $    689    $    837    $    807   $    904   $    593
                                                                           ========    ========    ========   ========   ========
=================================================================================================================================

      * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
      ** Do not reflect the effect of dividends to Preferred Stock shareholders.
      + Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.

            See Notes to Financial Statements.

MuniYield New York Insured Fund, Inc.                           October 31, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield New York Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including val uations furnished by a pricing service retained by the Fund, which may utilize a matrix system for val uations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $11,576 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1998 were $242,922,560 and $240,943,452, respectively.

Net realized gains for the year ended October 31, 1998 and net unrealized gains as of October 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                    Realized          Unrealized
                                                      Gains             Gains
--------------------------------------------------------------------------------
Long-term investments .....................        $9,372,121        $16,490,769
Financial futures contracts ...............           161,862                 --
                                                   ----------        -----------
Total .....................................        $9,533,983        $16,490,769
                                                   ==========        ===========
--------------------------------------------------------------------------------

As of October 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $16,490,769, of which $16,905,881 related to appreciated securities and $415,112 related to depreciated securities. The aggregate cost of investments at October 31, 1998 for Federal income tax purposes was $267,022,066.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock

Shares issued and outstanding during the years ended October 31, 1998 and October 31, 1997 increased by 185,859 and 41,692, respectively, as a result of dividend reinvestment.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the suc ces sive dividend periods. The yields in effect at October 31, 1998 were: Series A, 3.23% and Series B, 3.25%.

Shares issued and outstanding during the years ended October 31, 1998 and October 31, 1997 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $85,619 as commissions.

5. Subsequent Event:

On November 5, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.080966 per share, payable on November 27, 1998 to shareholders of record as of November 20, 1998.

MuniYield New York Insured Fund, Inc.                           October 31, 1998

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of MuniYield New York Insured Fund,
Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield New York Insured Fund, Inc. as of October 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with gener ally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1998 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield New York Insured Fund, Inc. as of October 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 4, 1998

MuniYield New York Insured Fund, Inc.                           October 31, 1998

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniYield New York Insured Fund, Inc. during its taxable year ended October 31, 1998 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, the following table summarizes the taxable distributions paid by the Fund during the year.

--------------------------------------------------------------------------------
                                             Payable    Ordinary     Long-Term
                                              Date       Income    Capital Gains
--------------------------------------------------------------------------------
Common Stock Shareholders                   12/30/97    $.047634     $.140890*
--------------------------------------------------------------------------------
Preferred Stock Shareholders:  Series A     11/25/97     $29.26      $  86.51*
                                            12/23/97     $13.40      $  39.66*
                                            10/27/98       --        $ 126.62**
                               -------------------------------------------------
                               Series B     11/25/97     $ 8.00      $  23.66*
                                            12/02/97     $ 7.30      $  21.62*
                                            12/09/97     $ 7.36      $  21.77*
                                            12/16/97     $ 8.23      $  24.34*
                                            12/23/97     $ 7.77      $  22.98*
                                            12/30/97     $ 4.92      $  14.54*
                                            10/13/98       --        $  28.09**
                                            10/20/98       --        $  27.13**
                                            10/27/98       --        $  27.13**
--------------------------------------------------------------------------------
* Of this distribution, 12.40% is subject to the 28% tax rate and 87.60% is subject to the 20% tax rate.
**    The entire distribution is subject to the 20% tax rate.
      Please retain this information for your records.

OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Walter C. O'Connor, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol

MYN

This report, including the financial information herein, is transmitted to the shareholders of MuniYield New York Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield New York
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #16159--10/98

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